SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934 Date of Report (Date of
                     earliest event reported): July 11, 2005

                             GRAPHCO HOLDINGS CORP.
        ................................................................
             (Exact name of registrant as specified in its charter)

           Delaware                     000-49647                 75-2926438
.................................................................................
(State or other jurisdiction           (Commission            (IRS Employer of
        incorporation)                 File Number)          Identification No.)

        270 Union Square Drive
             New Hope, PA                                               18938
.................................................................................
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code....... (215) 862-1160

                         321 Norristown Road, Suite 205
                                Ambler, PA 19002
    .........................................................................
         (Former name or former address, if changed since last report.)

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

Item 4.01. Changes in Registrant's Certifying Accountant.

      On July 11, 2005, Graphco Holdings Corp. (the "Registrant"), pursuant to action of its Board of Directors approved the engagement of Bagell, Josephs & Company, LLC as its certifying accountants. The Registrant dismissed J.H. Cohn ("Cohn"), whose engagement it had originally reported on March 10, 2003 pursuant to a Form 8-K filed by the Registrant.

      The Registrant did not have any disagreements with Cohn on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure for the Registrant's fiscal years ended December 31, 2001 and December 31, 2002. Except for the 10QSB for the quarters ending March 31, 2003, June 30, 2003 and September 30, 2003 which were reviewed by Cohn, Cohn did not audit or review the Registrant's financial statements during Registrant's fiscal years ended December 31, 2003, December 31, 2004 and the interim period through June 30, 2005, as Registrant has not yet filed audited or reviewed financial statements for such periods.

      Cohn's reports on the Registrant's financial statements for fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Cohn's Report of Independent Public Accountants dated January 31, 2003, concluded that substantial doubts were raised about the Registrant's ability to continue as a going concern as a result of the Registrant's recurring losses, working capital and stockholders' deficiencies, and default on repayment of all its convertible notes as of December 31, 2002.

      None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's fiscal years ended December 31, 2001 and December 31, 2002, which are the two most recent fiscal years for which filings with the SEC have been made, and the subsequent interim periods to the date hereof.

      The Registrant delivered a copy of this Report on Form 8-K to Cohn on July 14, 2005 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which it disagrees. Cohn has not yet responded to Registrant's request with respect to this letter, and thus Registrant is unable to file such letter concurrently with this 8-K. When Cohn furnishes a response, it will therefore be filed separately by amendment to this 8-K.


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

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16.1 -Letter from J.H. Cohn to be filed as an Amendment to this 8-K within ten business days of the filing this 8-K.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Graphco Holdings Corp.

                                                a Delaware corporation


Date: July 19, 2005                             By: /s/ Cristian Ivanescu
                                                    ----------------------------
                                                    Cristian Ivanescu, CEO


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